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                                                                  EXECUTION COPY

                               AMENDMENT NO. 1 TO
                            ASSET PURCHASE AGREEMENT

     This Amendment No. 1 (this "Amendment") to the Agreement (as defined below) is entered into as of August 15, 2001 by the parties hereto.

     WHEREAS, on July 31, 2001 each of Random House, Inc., a New York corporation, Classic Media, Inc., a Delaware corporation, Golden Books Family Entertainment, Inc., a Delaware corporation, Golden Books Publishing Company, Inc., a Delaware corporation, Golden Books Home Video, Inc., a Delaware corporation, LRM Acquisition Corp., a Delaware corporation, Shari Lewis Enterprises, Inc., a California corporation, and SLE Productions, Inc., a California corporation, entered into an Asset Purchase Agreement (the "Agreement"); and

     WHEREAS, the Parties (such term, and other capitalized terms used but not defined herein having the meanings ascribed thereto in the Agreement) now desire to amend the Agreement and the Side Agreement (as defined below) as provided below.

     NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the Parties hereby agree as follows:

     1. Amendment to Section 1 of the Agreement. Section 1 of the Agreement is hereby amended by deleting from clause (w) of the definition of "Cash Purchase Price", the number "$79,312,000", and replacing it with the number "$84,412,000".

     2. Amendment to Section 2.3(e) of the Agreement. Section 2.3(e) of the Agreement is hereby amended by adding thereto, immediately following the phrase "to the extent arising under or related to Licenses", the phrase "(other than Excluded Licenses)".

     3. Amendment to Section 2.4 of the Agreement. Section 2.4 of the Agreement is hereby amended as follows:

     (a) by adding, in paragraph (q) thereof immediately following the phrase "(other than Licenses", the phrase "(except Excluded Licenses)"; and

     (b) by adding, in paragraphs (f), (t) and (w) thereof, in each case immediately following the phrase "which agreements are being assumed by Classic", the following phrase: "and the Golden Books Retirement Plan for Hourly Employees".

     4. Amendments to Section 3.9 of the Agreement. Section 3.9 of the Agreement is hereby amended as follows:

     (a) By deleting the introductory paragraph thereof in its entirety and replacing such paragraph with the following: "Except as disclosed in the SEC Reports or in Section 3.9 of the Disclosure Schedule or as specifically required in this Agreement, the Seller and its



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Subsidiaries have conducted the Business only in the Ordinary Course of Business since the 2000 Fiscal Year End and, since the 2000 Fiscal Year End, there has not been:"; and

     (b) By deleting paragraph (a) thereof in its entirety and replacing such paragraph (a) with the following: "Intentionally deleted".

     5. Amendment to Section 6.1(c) of the Agreement. Section 6.1(c) of the Agreement is hereby amended by deleting such Section 6.1(c) in its entirety and replacing it with the following: "Intentionally deleted".

     6. Amendment to Section 8.3 of the Agreement. Section 8.3 of the Agreement is hereby amended by deleting such Section 8.3 in its entirety and replacing it with the following:

          "8.3 Certain Buyer Rights to Terminate. The Buyer may terminate this Agreement by giving written notice to the Selling Parties at any time prior to the Closing in any of the following events (which such notice shall be made and effective as provided in Section 11.9 hereof): (i) in the event the Seller and/or any of its Subsidiaries has breached any representation, warranty, or covenant contained in this Agreement (other than as set forth in Sections 5.14(a), 10.8(e) and 10.8(g)) the result of which breach is to cause the conditions set forth in Section 6.1(a) or (b) not to be satisfied (provided that any failure by any Selling Party to provide the notice required pursuant to Section 5.3 shall only be deemed a breach of the representation or warranty with respect to which such notice should have been made); or (ii) in the event the Closing shall not have occurred on or before September 17, 2001, by reason of the failure of any condition precedent under Section 6.1 hereof (unless the failure results primarily from the breach by the Buyer of any representation, warranty, or covenant contained in this Agreement)."

     7. Amendment to Section 8.4 of the Agreement. Section 8.4 of the Agreement is hereby amended by deleting therefrom the phrase "December 31, 2001", and replacing it with the phrase "September 17, 2001".

     8. Amendments to Section 10.8 of the Agreement.

     Section 10.8 of the Agreement is hereby amended by deleting such Section
10.8 in its entirety and replacing it with the following:

          "10.8 Employees.

          (a) While the Selling Parties shall be under no obligation to terminate the employment of any person employed by any of the Selling Parties (each, a "Business Employee"), the Buyer will not assume any obligations or liabilities for any of the Business Employees, other than Liabilities under Acquired Contracts (specifically, the employment agreements between the Seller and each of Richard Snyder, Philip Galanes and Colin Finkelstein, which agreements are being assumed by Classic) and the Golden Books Retirement Plan for Hourly Employees. However, the Buyer will, separate and apart from any obligations the Selling Parties have, provide for the Business Employees

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     (other than Messrs. Snyder, Galanes and Finkelstein) after the Closing Date in the following way: the Buyer will offer at-will employment to all Business Employees at substantially the same base remuneration that such employee received immediately prior to Closing. If Buyer terminates the employment of any such at-will Business Employee within six months after the Closing Date, such Business Employee shall receive, if and to the extent not covered by any severance payments actually made by the Selling Parties, as a transition payment from the Buyer, a cash payment equal to two weeks' regular base salary for each year of service by such Business Employee with the Seller, subject to a maximum payment hereunder of $80,000 for each such Business Employee.

          (b) With respect to each Business Employee who accepts the Buyer's offer of employment (the "Transferred Employees"), such Transferred Employee will be covered under the same employee benefit programs .(the "Buyer Benefit Plans"), on terms that are consistent with, and no less favorable than, the terms provided to similarly situated employees of the Buyer. Transferred Employees shall receive full credit for all service with the Selling Parties and their predecessors in interest for purposes of determining seniority, eligibility, vesting and benefits entitlement (other than for purposes of benefit accrual) under the Buyer Benefit Plans.

          (c) The Buyer agrees to provide access to Random House Inc.'s medical and dental benefit plans for retirees under the terms set forth in Exhibit H hereto, to (i) those individuals (and their eligible dependents, including surviving spouses) who are currently receiving such benefits from the Selling Parties by virtue of their employment with the Selling Parties or their respective predecessors in interest, and (ii) those individuals (and their eligible dependents, including surviving spouses) who are currently on long-term disability leave with the Selling Parties.

          (d) Nothing in this Section 10.8 express or implied shall be construed to prevent the Buyer and its subsidiaries and affiliates from amending or terminating any of its benefit plans, programs and policies at any time following the Closing Date (including increasing the cost of premiums required to be paid by active employees or retirees (including individuals out on long-term disability) of the Buyer), subject to applicable law, and the respective terms of such benefit plans, programs and policies.

          (e) Prior to the Closing, the Seller shall have paid in cash in full all bonuses of any kind or nature with respect to any fiscal year prior to the 2001 fiscal year that, as of December 31, 2000, had been earned by any employee of the Seller and/or any of its Subsidiaries but that have not been paid as of the Execution Date, in each case funded solely pursuant to the DIP Facility contemplated by Section 5.1(b)(i) or capital contributions made after the Execution Date; provided, however, that notwithstanding anything herein to the contrary, the Seller's failure to fulfill this covenant (i) shall not serve as a basis for the Buyer terminating this Agreement and (ii) shall entitle the Buyer to the reduction in the Cash Purchase Price described in subsection (bb) of the definition thereof.

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          (f) The Seller shall pay in cash any and all severance payments arising prior to the Closing Date in full as and when due to any employee of the Seller and/or any of its Subsidiaries entitled to such payments, in each case funded solely pursuant to the DIP Facility contemplated by
     Section 5.1(b)(i) or capital contributions made after the Execution Date. The Seller shall not amend any such severance arrangements on or before the Closing Date in a manner adverse to the Buyer.

          (g) Prior to the Petition Date, the Seller shall have paid in cash in full all sales commissions of any kind or nature with respect to any fiscal year prior to the 2001 fiscal year that, as of December 31, 2000, had been earned by any employee of the Seller and/or any of its Subsidiaries but that have been not paid as of the Petition Date; provided, however, that notwithstanding anything herein to the contrary, the Seller's failure to fulfill this covenant (i) shall not serve as a basis for the Buyer terminating this Agreement and (ii) shall entitle the Buyer to the reduction in the Cash Purchase Price described in subsection (bb) of the definition thereof.

     9. Amendment to Exhibit C-1 of the Agreement. Exhibit C-1 to the Agreement is hereby amended by deleting such Exhibit C-1 in its entirety and replacing it with the Exhibit C-1 attached as Annex 1 hereto.

     10. Amendment to Exhibit H of the Agreement. Exhibit H of the Agreement is hereby amended by deleting such Exhibit H in its entirety and replacing it with the Exhibit H attached as Annex 2 hereto.

     11. Amendment to Section 2.1(h) of the Disclosure Schedule. Section 2.1(h) of the Disclosure Schedule is hereby amended by adding the following thereto:

     "Lease Agreement dated as of June 14, 2001 between Package Properties, LLC, as landlord, and Golden Books Publishing Company, Inc., as tenant."

     12. Amendment to Section 2.1(j) of the Disclosure Schedule. Section 2.1(j) of the Disclosure Schedule is hereby amended by adding thereto the following:

     "Golden Books Retirement Plan for Hourly Employees".

     13. Amendment to Side Agreement. Exhibit A to the Letter Agreement dated July 31, 2001 between Random House, Inc., Classic and the Seller (the "Side Agreement"), which Side Agreement is referenced in Section 6.1(d) of the Disclosure Schedule, is hereby amended by deleting therefrom the agreements listed in Items A.1. and H.1. thereof.

     14. Miscellaneous.

     (a) This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been executed and delivered by each of the Parties, it being understood that each Party hereto need not sign the same counterpart.

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     (b) Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Agreement shall remain in full force and effect in accordance with their respective terms.

                  [Remainder of Page Intentionally Left Blank]


                                      -5-

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                                   [Amendment No. 1 to Asset Purchase Agreement]



     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the date first above written.

         THE BUYER:                     CLASSIC MEDIA, INC.

                                        By: /s/ Eric Ellenbogen
                                            ------------------------------
                                            Name
                                            Title:

                                        RANDOM HOUSE, INC.

                                        By: /s/ Richard Sarnoff
                                            ------------------------------
                                            Name:
                                            Title:



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         THE SELLING PARTIES:           GOLDEN BOOKS FAMILY
                                        ENTERTAINMENT, INC.

                                        By: /s/ Philip Galanes
                                            ------------------------------
                                            Name:
                                            Title:


                                        GOLDEN BOOKS PUBLISHING
                                        COMPANY, INC.

                                        By: /s/ Philip Galanes
                                            ------------------------------
                                            Name:
                                            Title:


                                        GOLDEN BOOKS HOME VIDEO, INC.

                                        By: /s/ Philip Galanes
                                            ------------------------------
                                            Name:
                                            Title:


                                        LRM ACQUISITION CORP.

                                        By: /s/ Philip Galanes
                                            ------------------------------
                                            Name:
                                            Title:


                                        SHARI LEWIS ENTERPRISES, INC.

                                        By: /s/ Philip Galanes
                                            -----------------------------
                                            Name:
                                            Title:


                                        SLE PRODUCTIONS, INC.

                                        By: /s/ Philip Galanes
                                            ------------------------------
                                            Name:
                                            Title: